UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03189

Name of Fund: Summit Cash Reserves Fund of Financial Institutions Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Summit Cash Reserves Fund of Financial Institutions Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 11/30/05

Item 1 -   Report to Stockholders


Summit
Cash Reserves
Fund
Of Financial Institutions Series Trust


Semi-Annual Report
November 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Summit Cash Reserves Fund
Of Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011


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Summit Cash Reserves Fund


Officers and Trustees


Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Donald C. Burke, Vice President and Treasurer
Richard J. Mejzak, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


Effective January 1, 2006, Stephen B. Swensrud retired as Trustee of Summit Cash Reserves Fund of Financial Institutions Series Trust. The Fund's Board of Trustees wishes Mr. Swensrud well in his retirement.



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:


Total Returns as of November 30, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.88%        + 8.44%
Small-cap U.S. equities (Russell 2000 Index)                            +10.47         + 8.14
International equities (MSCI Europe Australasia Far East Index)         +11.23         +13.25
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.48         + 2.40
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.36         + 3.88
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.33         + 2.94

With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



A Discussion With Your Fund's Portfolio Manager


We maintained a relatively conservative approach for much of the period as the Fed continued to increase short-term interest rates, but began to see greater yield and capital appreciation potential in the two-year sector by period-end.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2005, Summit Cash Reserves Fund's Class A and Class B Shares had net annualized yields of 2.69% and 1.91%, respectively. The Fund's seven-day yields as of November 30, 2005 were 3.13% for Class A and 2.35% for Class B.

The Fund's average portfolio maturity at November 30, 2005 was 63 days, compared to 57 days on May 31, 2005. The average portfolio maturity ranged from a high of 66 days to a low of 52 days during the semi-annual period.

During the past six months, economic growth remained solid, increasing at an estimated rate of 4.3% in the third quarter of 2005, up from 3.3% in the previous quarter. This pace, according to the Federal Reserve Board (the Fed), still warranted removal of "accommodative" monetary policy. Thus, the Fed continued its "measured" series of interest rate hikes with quarter-point moves at the June, August, September and November 2005 Federal Open Market Committee meetings. This brought the federal funds rate to 4% at period-end. Another interest rate hike on December 13 brought the target rate to 4.25%.

Oil remained a hot topic throughout the period, although there was often disagreement among market participants whether a price increase of $20 per barrel posed a greater risk of inflation or a greater threat to consumer spending. Consumer sentiment figures grew weaker as oil prices rose, but Fed officials consistently warned that higher crude prices were certain to result in pricing pressures. This supported their interest rate increases over the past six months, which were accompanied by clear indications that the Fed intended to continue raising interest rates through the remainder of 2005 and perhaps into early 2006. Accordingly, yields rose across all sectors, most dramatically in the front end of the curve and to a lesser extent in the longer end. Over the past six months, the two-year Treasury yield rose from 3.60% to 4.42% while the 10-year Treasury yield rose more modestly from 4% to 4.49%. This resulted in a flattening of the yield curve, a typical phenomenon in rising interest rate environments.

Despite this dynamic, the steepness of the yield curve in the front end offered enticing value. The greatest value seemed to be in the six-month, nine-month and 12-month sectors. We were able to add higher yields to the portfolio while still maintaining a relatively short average duration. This allowed us to be constructive while limiting our interest rate exposure, an approach we thought was prudent given the likelihood of additional interest rate hikes.


How did you manage the portfolio during the period?

Early in the period, our investment strategy was formulated on the premise that the federal funds target would ultimately reach 4%. We then searched for sectors that were attractively priced given that view. The two-year sector was quite expensive in our estimation, while shorter sectors such as six months and 12 months offered much greater value. At August 31, 2005, the mid-point of the period, the two-year Treasury yielded 3.84%, while the six-month London Interbank Offer Rate (LIBOR) was 4.06% and 12-month LIBOR was 4.24%. Given our view that rates were headed higher, being able to capture higher yields in shorter-dated maturities was a fairly straightforward decision.

Our efforts were concentrated on these sectors for a majority of the time, while we continued to target an average portfolio duration in the somewhat conservative 60-day range. In terms of security selection, spreads on variable rate product were extremely expensive in our judgment. This was a result of increased demand but, even more so, was due to a slowdown in agency issuance. New regulations forced the Federal National Mortgage Association (Fannie Mae) to reduce its balance sheet. The fewer mortgages Fannie Mae was permitted to own, the less borrowing it needed to do in order to fund its holdings. Thus, discount notes outstanding, which had been the agency's primary tool of issuance, dipped by more than $125 billion over the past six months. With all of this supply now missing from the market, spreads on short-term agency debt collapsed. Notably, variable rate debt, which once had spreads as wide as LIBOR minus four basis points, were now trading at LIBOR minus 11 basis points. This, in turn, tightened spreads on bank and corporate names as well, leaving us with little opportunity in the variable rate arena. Moreover, our holdings of variable rate securities dropped from a high of 63% of the portfolio's net assets in early June to 50% by the end of September. These assets were reallocated mostly to short-dated commercial paper and certificates of deposit. This allowed us to maintain a shorter average duration and sustain ample liquidity. Having significant overnight positions in a rising interest rate environment proves beneficial because it is the most effective way to meet redemptions while also allowing us to capitalize immediately when the Fed raises interest rates.



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



How would you characterize the Fund's position at the close of the period?

As long as the Fed considers its monetary policy "accommodative," we intend to proceed as if the central bank will continue to raise the federal funds target until it reaches a level deemed to be neutral. Although Hurricanes Katrina and Rita seemed to pose a legitimate threat to economic growth, the fixed income markets dismissed this as merely a temporary shock. It seems the economy is strong enough to absorb a brief slowdown, and that lofty oil prices and the rebuilding efforts in the Gulf Coast may justify even higher rates.

Nonetheless, after 13 interest rate increases over 18 months (through December
13), we believe the tightening cycle may be completed by the first quarter of 2006. Once the Fed has communicated to the markets that neutral policy has been achieved, we would expect the spread between the federal funds rate and the two-year Treasury yield, which is typically positively sloped, to invert. That being said, at this time, we are beginning to favor the longer sectors of our market. We believe the two-year sector currently offers the greatest value from both a yield and capital appreciation perspective. Yields nearing 5% are currently available, providing substantial protection against several more interest rate increases. We recently increased our average duration target modestly to the 65-day range, believing that home heating costs, when combined with already high gas prices, may substantially impact consumer spending in the fourth quarter.

The portfolio's composition, as a percent of net assets, at the end of November and as of our last report to shareholders is detailed below:


                                                11/30/05       5/31/05

Bank Notes                                         6.2%           5.1%
Certificates of Deposit--European                  2.5            1.0
Certificates of Deposit--Yankee*                  17.3           11.3
Commercial Paper                                  37.3           28.8
Corporate Notes                                    2.1             --
Funding Agreements                                 2.5            2.1
Medium-Term Notes                                 17.2           16.0
U.S. Government Agency &
  Instrumentality Obligations--
  Non-Discount                                    14.5           35.5
U.S. Treasury Notes                                0.2            0.2
Other Assets Less Liabilities                      0.2             --
                                                 ------         ------
Total                                            100.0%         100.0%
                                                 ======         ======

  * U.S. branches of foreign banks.


Richard J. Mejzak
Vice President and Portfolio Manager


December 13, 2005



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                            Beginning          Ending       During the Period*
                                                          Account Value    Account Value     June 1, 2005 to
                                                             June 1,        November 30,       November 30,
                                                               2005             2005               2005
Actual

Class A                                                       $1,000         $1,013.40            $4.19
Class B                                                       $1,000         $1,009.50            $8.06

Hypothetical (5% annual return before expenses)**

Class A                                                       $1,000         $1,020.91            $4.20
Class B                                                       $1,000         $1,017.05            $8.09

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.83% for Class A and 1.60% for Class B), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


                               Face       Interest      Maturity
Issue                         Amount       Rate*          Date            Value

Bank Notes--6.2%

Bank of America,            $  5,000       4.065(a)%    2/22/2006      $  5,000
NA

Total Bank Notes
(Cost--$5,000)                                                            5,000


Certificates of Deposit--European--2.5%

Barclays Bank Plc,             1,000       3.805        6/20/2006           996
London

Calyon, London                 1,000       3.465       12/30/2005           999

Total Certificates of Deposit--European
(Cost--$2,000)                                                            1,995


Certificates of Deposit--Yankee--17.3%

ABN AMRO Bank                  1,000       4.035(a)     2/13/2006         1,000
NV, Chicago

Canadian Imperial              5,000       4.18(a)      5/15/2006         5,000
Bank of Commerce,
NY

Fortis Bank                      500       3.97         8/11/2006           497

HBOS Treasury                  1,500       2.95        12/30/2005         1,498
Services Plc, NY               1,500       3.05        12/30/2005         1,499

Royal Bank of                    500       4.413(a)     3/16/2006           500
Canada, NY

Royal Bank of                    500       4.03(a)     10/04/2006           500
Scotland Treasury
Services Plc

Toronto-Dominion               2,000       3.03        12/30/2005         1,998
Bank, NY                         500       3.825        6/26/2006           498
                               1,000       3.95         7/24/2006           995

Total Certificates of Deposit--Yankee
(Cost--$13,999)                                                          13,985


Commercial Paper--37.3%

Amsterdam                      2,500       4.10        12/20/2005         2,495
Funding Corp.

Aspen Funding                  3,000       4.17         1/12/2006         2,985
Corp.

Chariot Funding LLC            1,000       4.24         1/30/2006           993

Edison Asset                   2,687       4.03        12/01/2005         2,687
Securitization LLC

Falcon Asset                   1,800       4.03        12/05/2005         1,799
Securitization Corp.

Greyhawk Funding               1,000       4.25         1/24/2006           994
LLC

Kitty Hawk                     2,551       4.04        12/15/2005         2,547
Funding Corp.

Klio II Funding, Ltd.          3,250       4.15        12/21/2005         3,243

Lehman Brothers                4,000       4.113(a)    12/05/2005         4,000
Holdings Inc.



                               Face       Interest      Maturity
Issue                         Amount       Rate*          Date            Value

Commercial Paper (concluded)

Morgan Stanley              $    500       4.143(a)%    2/21/2006      $    500
                               1,000       4.143(a)     3/03/2006         1,000

Skandinaviska                  5,000       4.129(a)     1/20/2006         5,000
Enskilda Banken AB

UBS Finance                    2,000       4.02        12/01/2005         2,000
(Delaware) Inc.

Total Commercial Paper
(Cost--$30,242)                                                          30,243


Corporate Notes--2.1%

Bank of Ireland                  700       4.129(a)    12/20/2006           700

Mound Financing Plc            1,000       4.05(a)     11/08/2006         1,000

Total Corporate Notes
(Cost--$1,700)                                                            1,700


Funding Agreements--2.5%

General Electric               2,000       4.179(a)    10/02/2006         2,000
Capital Assurance
Co. (b)

Total Funding Agreements
(Cost--$2,000)                                                            2,000


Medium-Term Notes--17.2%

Alliance & Leicester             500       4.08(a)     12/01/2006           500
Plc

General Electric               2,000       4.24(a)     12/15/2006         2,000
Capital Corp.

HSBC Finance, Inc.             1,000       4.165(a)    10/19/2006         1,001
                                 875       4.181(a)    12/22/2006           875
                                 275       4.266(a)    10/27/2006           275

MetLife                          425       4.08(a)     12/06/2006           425
Funding Inc.

Permanent                        500       4.06(a)      3/10/2006           500
Financing Plc                  1,000       4.06(a)      6/12/2006         1,000

Sigma Finance Corp.            4,000       4.025(a)    10/25/2006         4,000

Stanfield Victoria               400       4.07(a)      5/15/2006           400
Finance Ltd.

Toyota Motor                   3,000       4.02(a)     10/03/2006         3,000
Credit Corp.

Total Medium-Term Notes
(Cost--$13,976)                                                          13,976


U.S. Government Agency & Instrumentality
Obligations--Non-Discount--14.5%

Fannie Mae                       400       2.375        5/04/2006           397

Federal Farm                     700       4.079(a)     2/21/2006           700
Credit Banks                   1,000       3.98(a)     10/19/2006         1,000
                                 500       3.99(a)      4/13/2007           500
                               1,000       4.00(a)     10/05/2007         1,000



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


                               Face       Interest      Maturity
Issue                         Amount       Rate*          Date            Value

U.S. Government Agency & Instrumentality
Obligations--Non-Discount (concluded)

Federal Home                $  1,250       2.125 %      5/15/2006      $  1,237
Loan Bank System                 500       2.75        11/15/2006           491
                                 500       3.25        11/29/2006           493
                                 500       3.80        12/29/2006           495
                               1,000       3.45         1/10/2007           987
                                 500       4.00         6/13/2007           494
                                 250       4.25         9/14/2007           248
                                 500       4.85        11/09/2007           500

Freddie Mac                    1,000       2.35        12/09/2005         1,000
                                 500       3.00        11/09/2006           491
                                 250       4.45         9/28/2007           247
                               1,000       4.705       10/11/2007           997
                                 500       4.725       10/19/2007           498

Total U.S. Government Agency &
Instrumentality Obligations--
Non-Discount (Cost--$11,836)                                             11,775


U.S. Treasury Notes--0.2%

U.S. Treasury Notes              200       1.50         3/31/2006           198

Total U.S. Treasury Notes
(Cost--$200)                                                                198

Total Investments  (Cost--$80,953**)--99.8%                              80,872
Other Assets Less Liabilities--0.2%                                         136
                                                                       --------
Net Assets--100.0%                                                     $ 81,008
                                                                       ========

  * Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates through maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes. The interest rates shown are the rates in effect at November 30, 2005.

 ** The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $       80,953
                                                     ==============
    Gross unrealized appreciation                    $         --++
    Gross unrealized depreciation                              (81)
                                                     --------------
    Net unrealized depreciation                      $         (81)
                                                     ==============

      ++ Amount is less than $1,000.


(a) Variable rate notes.

(b) Restricted securities as to resale, representing 2.5% of net assets, were as follows:


                                 Acquisition
    Issue                            Date           Cost        Value

    General Electric              9/28/2004        $2,000       $2,000
      Capital Assurance Co.

    See Notes to Finacial Statements.



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005


Statement of Assets and Liabilities

As of November 30, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$80,952,836)                            $    80,872,063
       Receivables:
           Interest                                                                            $       489,871
           Beneficial interest sold                                                                    127,014            616,885
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   30,813
                                                                                                                  ---------------
       Total assets                                                                                                    81,519,761
                                                                                                                  ---------------

Liabilities

       Payables:
           Beneficial interest redeemed                                                                316,450
           Custodian                                                                                    77,599
           Dividends to shareholders                                                                    36,823
           Other affiliates                                                                             28,744
           Distributor                                                                                  25,040
           Manager                                                                                      27,058            511,714
                                                                                               ---------------    ---------------
       Total liabilities                                                                                                  511,714
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    81,008,047
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of beneficial interest, $.10 par value, unlimited number of shares authorized               $     4,160,965
       Class B Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                     3,947,918
       Paid-in capital in excess of par                                                                                72,979,937
       Unrealized depreciation--net                                                                                      (80,773)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    81,008,047
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $41,575,116 and 41,609,645 shares of beneficial
       interest outstanding                                                                                       $          1.00
                                                                                                                  ===============
       Class B--Based on net assets of $39,432,931 and 39,479,176 shares of beneficial
       interest outstanding                                                                                       $          1.00
                                                                                                                  ===============

       See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005


Statement of Operations

For the Six Months Ended November 30, 2005
Investment Income

       Interest and amortization of premium and discount earned                                                   $     1,523,110

Expenses

       Management fees                                                                         $       219,680
       Distribution fees--Class B                                                                      168,719
       Accounting services                                                                              24,641
       Transfer agent fees--Class B                                                                     23,632
       Professional fees                                                                                23,424
       Transfer agent fees--Class A                                                                     18,694
       Registration fees                                                                                17,890
       Printing and shareholder reports                                                                 17,254
       Custodian fees                                                                                    8,643
       Trustees' fees and expenses                                                                       5,530
       Pricing fees                                                                                        555
       Other expense                                                                                     8,370
                                                                                               ---------------
       Total expenses                                                                                                     537,032
                                                                                                                  ---------------
       Investment income--net                                                                                             986,078
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on investments--net                                                                                    3,214
       Change in unrealized depreciation on investments--net                                                              (9,069)
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                            (5,855)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $       980,223
                                                                                                                  ===============

       See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005


Statements of Changes in Net Assets
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  November 30,        May 31,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

       Investment income--net                                                                    $     986,078     $    1,003,478
       Realized gain--net                                                                                3,214                 72
       Change in unrealized depreciation--net                                                          (9,069)           (23,476)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                            980,223            980,074
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                   (566,049)          (656,744)
           Class B                                                                                   (420,029)          (346,734)
       Realized gain--net:
           Class A                                                                                     (1,570)               (37)
           Class B                                                                                     (1,644)               (35)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders         (989,292)        (1,003,550)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net decrease in net assets derived from beneficial interest transactions                   (16,287,157)       (46,602,802)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (16,296,226)       (46,626,278)
       Beginning of period                                                                          97,304,273        143,930,551
                                                                                               ---------------    ---------------
       End of period                                                                           $    81,008,047    $    97,304,273
                                                                                               ===============    ===============

       See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005


Financial Highlights
                                                                                             Class A
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,              For the Year Ended May 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .0133         .0130        .0050        .0111        .0238
       Realized and unrealized gain (loss)--net                      (.0001)       (.0006)      (.0003)        .0004        .0009
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                .0132         .0124        .0047        .0115        .0247
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    (.0133)       (.0130)      (.0050)      (.0111)      (.0238)
           Realized gain--net                                           --++          --++      (.0001)      (.0003)      (.0003)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                             (.0133)       (.0130)      (.0051)      (.0114)      (.0241)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                                  ==========    ==========   ==========   ==========   ==========
       Total Investment Return                                     1.34%++++         1.30%         .51%        1.15%        2.42%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .83%*          .77%         .67%         .59%         .72%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .83%*          .77%         .75%         .72%         .72%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income and realized gain--net                       2.65%*         1.26%         .51%        1.14%        2.41%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   41,575    $   47,370   $   59,300   $   58,062   $   52,552
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ++ Amount is less than $(.0001) per share.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005


Financial Highlights (concluded)
                                                                                             Class B
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,              For the Year Ended May 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .0094         .0060        .0011        .0035        .0162
       Realized and unrealized gain (loss)--net                      (.0001)       (.0007)      (.0002)        .0004        .0009
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                .0093         .0053        .0009        .0039        .0171
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    (.0093)       (.0060)      (.0011)      (.0035)      (.0162)
           Realized gain--net                                           --++          --++      (.0001)      (.0003)      (.0003)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                             (.0093)       (.0060)      (.0012)      (.0038)      (.0165)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                                  ==========    ==========   ==========   ==========   ==========
       Total Investment Return                                      .95%++++          .61%         .12%         .38%        1.65%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.60%*         1.45%        1.06%        1.36%        1.48%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.60%*         1.54%        1.51%        1.48%        1.48%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income and realized gain--net                       1.87%*          .53%         .12%         .39%        1.66%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   39,433    $   49,934   $   84,630   $  127,144   $  135,601
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ++ Amount is less than $(.0001) per share.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares to Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which comprises a series of separate portfolios offering separate classes of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the result for the interim period. All such adjustments are of a normal, recurring nature. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian--The Fund recorded an amount payable to the custodian reflecting an overnight overdraft, which resulted from management estimates of available cash.



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



Notes to Financial Statements (continued)


2. Investment Advisory Agreement:
The Fund has entered into a Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee is used to help defray the expenses associated with marketing activities and services related to Class B Shares.

For the six months ended November 30, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received contingent deferred sales charges of $17,796 relating to transactions in Class B Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2005, the Fund reimbursed FAM $950 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.


3. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $16,287,157 and $46,602,802 for the six months ended November 30, 2005, and for the year ended May 31, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                               16,711,721    $    16,711,721
Automatic conversion of shares             1,296,110          1,296,110
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             472,066            472,066
                                     ---------------    ---------------
Total issued                              18,479,897         18,479,897
Shares redeemed                         (24,270,315)       (24,270,315)
                                     ---------------    ---------------
Net decrease                             (5,790,418)    $   (5,790,418)
                                     ===============    ===============


Class A Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                               28,532,628    $    28,532,628
Automatic conversion of shares             2,617,792          2,617,792
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             569,290            569,290
                                     ---------------    ---------------
Total issued                              31,719,710         31,719,710
Shares redeemed                         (43,641,196)       (43,641,196)
                                     ---------------    ---------------
Net decrease                            (11,921,486)    $  (11,921,486)
                                     ===============    ===============



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



Notes to Financial Statements (concluded)


Class B Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                6,196,862    $     6,196,862
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             359,398            359,398
                                     ---------------    ---------------
Total issued                               6,556,260          6,556,260
                                     ---------------    ---------------
Automatic conversion of shares           (1,296,110)        (1,296,110)
Shares redeemed                         (15,756,889)       (15,756,889)
                                     ---------------    ---------------
Total redeemed                          (17,052,999)       (17,052,999)
                                     ---------------    ---------------
Net decrease                            (10,496,739)    $  (10,496,739)
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                               21,831,388    $    21,831,388
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             293,275            293,275
                                     ---------------    ---------------
Total issued                              22,124,663         22,124,663
                                     ---------------    ---------------
Automatic conversion of shares           (2,617,792)        (2,617,792)
Shares redeemed                         (54,188,187)       (54,188,187)
                                     ---------------    ---------------
Total redeemed                          (56,805,979)       (56,805,979)
                                     ---------------    ---------------
Net decrease                            (34,681,316)    $  (34,681,316)
                                     ===============    ===============



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



Disclosure of Management Agreement


Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with Fund Asset management, L.P. (the "Manager") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Manager or its affiliates. The Co-chairmen of the Board are also independent trustees. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each regular Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement (the "Management Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution;
(b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Manager's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and has concluded that the overall services provided by the Manager to be of high quality. The Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board regularly discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps including possible changes in investment personnel.


Annual Consideration of Approval by the Board of Trustees

Prior to the Board meeting to consider renewal of the Management Agreement, the Board received materials specifically relating to the Fund's Management Agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Manager and its affiliates of the Management Agreement and other relationships with the Fund; and (e) information provided by the Manager concerning investment advisory fees charged to other clients, such as offshore funds, under similar investment mandates. The Board also considered other matters it deemed important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to the Manager and their affiliates from their relationship with the Fund. The Board also took into account regular reports made by the Fund's portfolio manager at regular meetings of the Board and discussions that took place at those meetings.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Management Agreement which occurred in November 2005, the independent trustees' and Board's review included the following:



SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005



Disclosure of Management Agreement (concluded)


Services Provided by the Manager--The Board reviewed the nature, extent and quality of services provided by the Manager, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Manager's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Manager were satisfactory. The Board compared Fund performance
- both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For periods ended August 31, 2005, the Fund's performance before fees and expenses ranked in the second quintile for the one-year period and in the first quintile for the three- and five-year periods. Considering these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Management Agreement.

The Manager's Personnel and Investment Process--The Board reviewed the
Fund's investment objectives and strategies. The Board discussed with senior management of the Manager responsible for investment operations and the senior management of the Manager's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Manager's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Trust's portfolio manager and noted that Mr. Mejzak has over ten years' experience investing in money market securities. Moreover, the Manager and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Manager to other types of clients with similar investment mandates, such as offshore or institutional funds. The Board noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but that such funds were substantially larger than the Fund. The Board noted that the Fund's contractual management fee rate was equal to the median fees charged by comparable funds, as determined by Lipper, while the Fund's actual management fee rate and total expenses were higher than the median fees and expenses charged by such comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Fund by the Manager, and the Manager's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Manager's profits are acceptable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to monitor information relating to economies of scale going forward.


Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Management Agreement concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the Fund and its shareholders.


SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SUMMIT CASH RESERVES FUND                                     NOVEMBER 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -   Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Summit Cash Reserves Fund of Financial Institutions Series Trust


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: January 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: January 25, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: January 25, 2006